UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 11, 2006 (July 10, 2006)

                              IASIS HEALTHCARE LLC
             (Exact name of registrant as specified in its charter)

           Delaware                    333-117362           20-1150104
(State or other jurisdiction of        (Commission         (IRS Employer
        incorporation)                 File Number)      Identification No.)

      117 Seaboard Lane, Building E
          Franklin, Tennessee                                 37067
(Address of principal executive offices)                   (Zip Code)

                                 (615) 844-2747
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure  of  Directors  or  Principal  Officers;  Election of
            Directors; Appointment of Principal Officers.

         On July 10, 2006, IASIS Healthcare LLC (the "Company") announced that John M. Doyle has been appointed as Chief Accounting Officer of the Company. A copy of the related press release is attached hereto as Exhibit 99.1.

         Mr. Doyle, 45, joined the Company as Vice President and Treasurer in April 2002. Mr. Doyle was a senior manager at Ernst & Young LLP from February 1997 until March 2002 and at KPMG LLP from August 1994 to January 1997, where he specialized in healthcare audit and business advisory services, including mergers and acquisitions. In addition, from October 1991 to August 1994, Mr. Doyle was the Chief Financial Officer for two community hospitals in East Tennessee and North Carolina.

Item 9.01.  Financial Statements and Exhibits.

           (d)   Exhibits

                 99.1     Press release dated July 10, 2006.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IASIS HEALTHCARE LLC


                                            By:  /s/ W. Carl Whitmer
                                            ------------------------------------
                                                 W. Carl Whitmer
                                                 Chief Financial Officer

Date:  July 11, 2006


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                                  EXHIBIT INDEX


99.1    Press release dated July 10, 2006.